CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Sep. 30, 2015	Sep. 30, 2014
Accounts receivable, allowances for doubtful accounts	$ 9,184	$ 11,491
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	560,000,000	560,000,000
Common stock, shares issued	313,531,000	324,621,000
Common stock, shares outstanding	309,781,000	320,870,000
Treasury stock, shares	3,751,000	3,751,000